

NEW ENERGY
SYSTEMS GROUP



New Focus, New Products, New Markets

NEW ENERGY !

Investor Presentation

November 2010

Forward Looking Statements

Except for the historical information, the matters discussed in this presentation may contain forward-looking statements, including, but not limited to, factors relating to future sales. These forward-looking statements may involve a number of risks and uncertainties. Actual results may differ materially based on a number of factors, including, but not limited to, uncertainties in product demand, risks related to doing business in China, the impact of competitive products and pricing, changing economic conditions around the world, release and sales of new products and other risk factors detailed in the Company's most recent annual report and other filings with the Securities and Exchange Commission.

Company Overview

How many of you ever had your cell phone or laptop die when you need it most?

If this has ever happened to you, New Energy is the solution.



- New Energy has become a vertically integrated, and dedicated original design manufacturer (ODM) of lithium ion batteries and remote power for mobile devices sold in China
- Consumer markets are the core focus of New Energy and users of ***Apple mobile devices*** and all major brands of cell phones, laptops, digital cameras, MP3s, etc.
- Finished, "raw" and battery and component manufacturing expertise keep New Energy connected with leading mobile device manufacturers

Investment Highlights

- Prime beneficiary of increased use of portable electronic devices
- Virtually all of New Energy's products are consumed in China
- Not your traditional, export ODM, rather a leading developer of products with in-house marketing and design
- Market for mobile power is growing 20%+ annually in China
- The direct beneficiary of increasing consumer spending in China
- Business is experiencing strong organic growth
- Ample capacity for to meet increasing sales
- Strong free cash flow and solid balance sheet with no need for additional capital near term
- Trading at only 5.8x 2010 projected Adjusted EPS of at least $1.23



4

Market Overview

- Lithium Ion battery power has taken the lead as the leading remote power sources for electronic consumer products
- Advantages of Lithium Ion Batteries include:
  - Quick recharge rates and high energy- to-weight ratio
  - Wide variety of shapes and sizes enables Li-Ion to be the battery of choice amongst mobile devices
- The market for Li – Ion batteries is growing at 7.2% annually since 2004
  - In 2010, the market was estimated at $6.8 B. (source: BBC Research), in China alone.
  - The Global market is estimated at $27 B



New Energy's Business Verticals

New Energy Systems Group

Anytone

Consumer Division

- ODM of Anytone® and MeePower® remote charging devices

- Customers include China Unicom Retail Stores

NP

Li-Ion Cell Manufacturer

- New Power lithium ion battery cell

- Customers include Jinke, GreeTon and Shenzhen

Ejenie

Components & Finished Batteries

- Manufacturer of battery caps and shells and finished batteries

- Customers include leading Chinese cell phone manufacturer and finished battery manufactures

SHENZHEN KIM FAI SOLAR

Solar Powered Products

- Manufacturer of solar energy based consumer, residential and commercial goods

2010 Revenue Contribution by Segment


E'Jenie battery Shells & Caps
E'Jenie finished batteries
Anytone®
Newpower
2009 Revenue
27%
73%
2010E Revenue
10%
19%
41%
30%

$26.4M

$88.0M Estimate

- Manufactures and sells lithium ion (Li) remote power for a variety of mobile device manufacturers including Apple, Motorola and RIM.
  - Products generate 4-7 times more power than the original battery's capacity
  - Established brand name with distribution throughout China
  - Customer base includes provincial and nationwide electronic stores and mobile phone kiosks including **China Unicom**
- Anytone®'s product line was approved by Apple's "Made for…" in2010
- Can quickly develop, design and market new products meeting consumer demands
  - Over 50 patents and strong R&D capabilities
  - Launches 1-2 new products per month

Anytone Product Lines

For Cell Phones




anytone

For Digital Cameras Camcorders




anytone

Solar Energy Rechargers





For Laptops


anytone


anytone

Anytone Products for Apple Mobile Devices

Made for iPhone | Made for iPod | Made for iPad








Anytone Distribution Model and Pricing







- Designed and manufactured in Shenzhen, China, the center of the consumer electronics market in China.
- Products are shipped to 20 distributors in 30 provinces in China
- Distributors sell to a variety of retail points including chain retailers, kiosks and cellular retail shops.
- Anytone® retail pricing is positioned in the mid-high price point range.

New Power® Li-Ion Battery Cells






- New Power is a "raw" lithium battery cell manufacturer for use in portable electronics, cell phones, MP3 Players, digital cameras and remote computing devices
- Dedicated manufacturing facilities based in Shenzhen produce 45 million battery cells a year
- The current facility is operating at 50% capacity
- R&D and manufacturing expertise meet electronic manufactures strict requirements
- Customers for New Power include mobile device manufactures in China

Battery Components & Finished Batteries





- E'Jenie is the longest standing manufacturing segment of New Energy, founded in 2002 and services the finished battery manufacturing sector
- "Raw" battery cells made by other manufactures in the marketplace require plastic caps and shells to house the battery pack
- E'Jenie manufactures shells and caps for all types of Li-Ion batteries manufactured in China
- Customers for E'Jenie products include major battery manufacturers including New Power

SHENZHEN KIM FAI SOLAR

Acquired in November of 2010



- Consumer, commercial and residential solar energy and battery systems including “on-the-go” solar- powered battery chargers
- Acquisition expected to be accretive to earnings and completed for $24.0 million in equity and seller’s note at **4.8x 2011 projected earnings**
- Synergies by combining Kim Fai into existing operations, distribution channels, leveraging research and development efforts and further reducing certain operating expenses
- Kim Fai management is left in place and equity based acquisition ensures alignment of growth goals

Experienced Management Team

- **Weihe Yu, Chairman**
  - Appointed Chairman in December 2009 following acquisition of Anytone
  - Co-founder of Anytone Technology Co., Ltd.,
  - Served as general manager of Shenzhen Four Images Industrial Co., which manufactures protection circuits for lithium ion batteries
- **Nian Chen, CEO**
  - Promoted to CEO in May 2010
  - Previously a vice president of Anytone division and a co-founder of Anytone
  - Responsibilities at Anytone included oversight of research and development, engineering, production and quality control
  - Served for more than five years as vice president of Shenzhen Vogue Industries Co., Ltd., a manufacturer of portable electronics
- **Junfeng Chen, CFO**
  - Appointed CFO in August 2009
  - Joined New Energy Systems Group in 2005 and served as CFO of the Company's wholly-owned subsidiary Shenzhen E'Jenie Science and Technology Co., Ltd.
  - Majored in Accounting and graduated from Wuhan University in China
- **Ken Lin, VP of Investor Relations**
  - Appointed VP of Investor Relations on in May of 2009
  - Worked as an associate for China US Venture Capital Group in venture capital, corporate finance and M&A
  - MBA from Indiana University, South Bend and BBA from Chinese Culture University, Taiwan.

Strong Total and Organic Revenue Growth

- Total revenue growth is 355% to $72.2 million; up from $ 15.9 million in 2009
- Proforma revenue growth for the new business segments was 53%



$100.0
$75.0
$50.0
$25.0
$-
$19.9
$88.0
$15.6
$72.3
2009
2010E
9M 2009
9M 2010
Anytone®
New Power
E'Jenie

Adjusted Net Income

- Adjusted net income increased 264.2% year-over-year in 9M 2010
- Adjusted net income guidance is of $15.6 is conservative with adjusted earnings per share are $1.23 for the 2010.



$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$5.5
$15.6
$3.9
$14.3
2009
2010E
9M 2009
9M 2010
Net Income

Adjusted Net Income Breakdown

(in millions)	Year Ended	Three Months Ended		Nine Months Ended	
	Dec. 31, 2009	September 30, 2009	September 30, 2010	September 30, 2009	September 30, 2010
Net income	$5.84	$2.01	$4.27	$3.86	$11.62
Amortization	0.28	0.02	0.70	0.07	2.10
Non-Cash Stock Compensation	0.25	0.00	0.17	0.0	0.51
GAAP EPS	**0.82**	**0.32**	**0.34**	**0.62**	**0.92**
Adjusted Net Income	**$6.36**	**$2.04**	**$5.14**	**$3.93**	**$14.23**
Adjusted EPS (diluted shares)	***$0.89***	***$0.33***	***$0.41***	***$0.63***	***$1.13***

Summary Income Statement

For the Fiscal Period Ended	9 months September 30 -2010 USD'000	9 months September 30 -2009 USD'000	Change
Revenue	**$72,218**	**$15,858**	**+355 %**
Cost Of Goods Sold	52,432	11,098	
Gross Profit	**19,978**	**4,760**	**+315 %**
Gross Profit Margins	*27.4%*	*30.0%*	
SG&A	4,688	393	
Income before Income Taxes	15,168	4,301	
Income Tax Expense	3,545	445	
Net Income	**11,623**	**3,856**	**+201 %**
Earnings per share	**$0.92**	**$0.62**	**+48 %**
Adjusted *Net Income	**14,291**	**3,925**	**+264%**
Adjusted EPS (Based on 12.6 F/D Shares)	**$1.13**	**$0.63**	**+79%**

Summary Balance Sheet

	September 30, 2010 USD'000 $ Unaudited	December 31, 2009 USD'000 $ Audited
ASSETS		
Current Assets		
Cash	$ 8,898	$ 3,651
Accounts Receivable	18,775	9,776
Inventories	2,052	502
Due from Shareholders	267	262
TOTAL CURRENT ASSETS	**30,094**	**17,664**
Property, Plant and Equipment	895	700
Goodwill	28,452	19,244
Intangibles	20,695	15,772
TOTAL ASSETS	**80,137**	**53,380**
LIABILITIES AND STOCKHOLDERS EQUITY		
Current Liabilities		
Accounts Payable	$9,437	$9,095
Income Taxes Payable	2,148	762
Loan to related party	537	527
TOTAL CURRENT LIABILITIES	**16,121**	**10,385**
Deferred Tax Liability	3,998	3,001
Total Stockholders Equity	64,016	39,993
TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	**80,137**	**53,380**

Summary Cash Flow

	September 30-2010 USD $'000 Unaudited	September 30-2009 USD $'000 Unaudited
Net Income	**11,662**	**3,858**
Depreciation Expense	2,278	232
Deferred Tax Liability	(405)	-
Deferred Compensation Expense	506	
Accounts receivables	(5,834)	938
Inventory	(1,275)	549
Prepaid Expense and other receivables	548	549
Accounts Payable	2,686	(846)
Taxes Payable	1,291	(38)
Net cash provided by operating activities:	**11,489**	**4,691**
Net cash used in investing activities	**(9,528)**	**-**
Net cash provided by (used in) financing activities	**(6,336)**	**(2,195)**
Effect of foreign exchange rate changes	132	(11)
Net increase (decrease) in cash and cash equivalents	**5,246**	**2,484**
Cash and cash equivalents at beginning of year	**3,651**	**6,969**
Cash and cash equivalents at end of year	**8,898**	**9,453**

Growth Strategies

1. Continually develop and introduce new products in step with market demand
2. Expand Anytone®'s higher margin, branded product line
3. Integrate and capitalize on Kim Fai's solar products
4. Grow market share in current markets
5. Develop export markets

NEW ENERGY
SYSTEMS GROUP

Contact Us....

COMPANY
New Energy Systems Group
Ken Lin, VP of Investor Relations
(917) 573-0302
Email: klin1330@hotmail.com

INVESTOR RELATIONS
John Mattio, SVP
HC International, Inc.
Tel: US +1-203-616-5144
Email: john.mattio@hcinternational.net

LEGAL
Gregory Sichenzia
Sichenzia Ross Friedman Ference LLP
Phone: 212-398-1207
Fax: 212-930-9725
Email: gsichenzia@srff.com
Web: www.srff.com

AUDITOR
Ahmed Mohidin, Partner
Goldman Parks Kurland Mohidin
Tel: (818) 784-9000
Fax: (818) 784-9010
ahmed@gpkmllp.com